UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2022
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UPWORK INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware		001-38678	46-4337682
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

475 Brannan Street, Suite 430
San Francisco,	California		94107
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s Telephone Number, Including Area Code: (650) 316-7500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	UPWK	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

    On April 27, 2022, Upwork Inc., or the Company, will hold a conference call regarding its financial results for the quarter ended March 31, 2022. The Company issued a shareholder letter announcing its financial results for the quarter ended March 31, 2022. The full text of the shareholder letter is attached as Exhibit 99.1 to this report.

    The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

    The Company is making reference to non-GAAP financial information in the shareholder letter and the conference call. A reconciliation of GAAP to non-GAAP results is provided in the shareholder letter attached as Exhibit 99.1 to this report.

    The Company uses its Investor Relations website (investors.upwork.com), its Blog (upwork.com/blog), its Twitter handle (twitter.com/Upwork) and Hayden Brown’s Twitter handle (twitter.com/hydnbrwn), and LinkedIn profile (linkedin.com/in/haydenlbrown) as a means of disseminating or providing notification of, among other things, news or announcements regarding its business or financial performance, investor events, press releases and earnings releases and as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Item 9.01 Financial Statements and Exhibits.

    (d) Exhibits.

Exhibit Number	Description
99.1	Shareholder Letter dated April 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPWORK INC.

Date: April 27, 2022	By:	/s/ Jeff McCombs
Jeff McCombs Chief Financial Officer (Principal Financial and Accounting Officer)